Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

The confidential portions of this exhibit have been delivered separately to the Securities and Exchange Commission pursuant to a confidential application for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN [***].

TRADEMARK LICENSE AGREEMENT – AMENDMENT 3 (Revised)

THIS AMENDMENT is made on August 21, 2017 between:

(1)
MOTOROLA MOBILITY LLC., a Delaware corporation, having its principal its principal office at 222 West Merchandise Mart Plaza, Chicago, IL 60654, USA (“Motorola”); and

(2)
ZOOM TELEPHONICS, INC., a Delaware Corporation having its principal office at 99 High Street, Boston MA 02110 USA, and its wholly owned subsidiary MTRLC LLC, a Delaware limited liability company, having an office at 160 Greentree Drive, Suite 101, Dover, Delaware 19904 USA (“Licensee”).

WHEREAS, Licensee and Motorola entered into a Licensee Agreement for cable modems and gateways, effective January 1, 2016 (the “Agreement”), and;

WHEREAS, the Parties intend to amend the Agreement upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, the adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

1.
Grant of License. Section 2.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“2.1 Motorola grants to Licensee, subject to the terms and conditions of this Agreement, the exclusive (except as otherwise stated in Exhibit A), non-assignable, limited right and license during the Term to use the Trademarks upon the Products and in connection with the manufacture, sale, marketing and distribution of the Products through Authorized Channels in the Territory.”

2.
Exhibit A to the Agreement shall be deleted in its entirety and replaced with the Attached Exhibit A.

3.
The terms of the Agreement shall remain in full force and effect except as specifically amended herein. Defined terms, not otherwise defined herein, shall have the same meaning as set forth in the Agreement.

4.
This Amendment is binding on the respective parties, their permitted successors in interest, assignees, executors, administrators and heirs of the parties.

5.
This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. This Amendment may be executed and delivered by electronic mail (email) or facsimile copies, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties haves caused this Amendment to be executed by their duly authorized representatives on the dates indicated below:

MOTOROLA MOBILITY LLC.	ZOOM TELEPHONICS, INC
By: /s/ Nadim Halabi Nadim Halabi	BY: /s/ Frank Manning Frank Manning
Title: Director, Trademark Licensing	Title: President and CEO
Date: August 21, 2017	Date: August 14, 2017

EXHIBIT A
(Revised by Amendment #3)

License between Motorola and Zoom Telephonics, Inc.

Products:
1)
Modems—Consumer-Grade broadband cable, DSL/ADSL/VDSL and cellular modems, including standalone modems; modems containing routers (i.e. gateways); and set-top boxes containing modems.
2)
Routers—Consumer-Grade routers, including wireless (Wi-Fi), wired, and routers with built-in Modems (i.e. gateways).
3)
Wi-Fi Range Extenders—Consumer-Grade Wi-Fi range extenders.
4)
MoCa Adapters—Consumer-Grade “Multimedia over Coax” adapters for distributing internet access over coaxial TV cabling, with or without WiFi capability.
5)
Powerline Network Adaptors—Consumer-Grade home powerline network adaptors (i.e. a device that extends wired or wireless broadband connections to an AC outlet using the existing electrical wiring).
6)
Wireless Access Points—Consumer-Grade wireless access points (i.e. networking hardware devices that allow a Wi-Fi enabled device to connect to a wired network).
7)
Cellular Sensors—Consumer-Grade cellular sensors designed to detect environmental changes within the home (e.g. temperature, pressure, movement, sound, water or gas leaks) and to communicate such changes exclusively and directly via a cellular network (i.e. not utilizing WiFi, DECT, BLE, or other non-cellular communication protocol). The cellular sensor may or may not have an ability to respond to commands such as sensor threshold settings and sensor queries from Internet-attached devices, and may include non-sensor devices such as LEDs, displays, speakers, and relays that control connected devices such as furnaces, heaters, fans, and/or air conditioners.

All of the foregoing are subject to the following:
1)
“Consumer-Grade” shall mean the product is designed, marketed, and sold for use by consumers for their personal, family or household use, consumption or enjoyment.
2)
Cellular modems and routers shall not be designed or marketed for use as a fixed antenna or receiver within automobiles to enable Wi-Fi connections within the automobile.
3)
The license grant for Cellular Sensors shall be non-exclusive..
4)
Modems may or may not include voice, Packetcable, or EMTA capability, provided such modems shall not be marketed or bundled with wireless, corded or cordless phones, or otherwise as an end-to-end solution for making phone calls.

Territory: Worldwide

Authorized Channels:
1)
Retail and cable operator stores, including department stores (e.g. Macys), chain consumer electronics stores (e.g. Best Buy), cable operator stores (e.g. Comcast), etailers (e.g. Amazon), warehouse clubs (e.g. Costco), Shop-at-home TV channels (e.g. QVC) and general merchandise stores (e.g. Walmart), but specifically excluding deep discount retailers, and liquidators (e.g. Big Lots).
2)
Service providers (e.g. Comcast)
3)
Distributors to these channels (e.g. Ingram).

Royalty Rate:

●
[*.*]% of Net Sales for Products sold for use in the [*****], [*****], [*****], [*****], [*****], [*****], [*****], and the countries, territories and special sovereign areas of [*****], including [**********************************************************************************************************************************
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●	[*]% of Net Sales for Products sold for use in the rest of the World.

Minimum Royalty: $18.1 million, broken down as follows:

●
2016: $2M
●
2017: $3M
●
2018: $3.5M
●
2019: $4.5M
●
2020: $5.1M

Set-Up Fee: $[******], paid January 2016.

Term: January 1, 2016 – Dec 31, 2020

Sales Year: Jan. to December 31.

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